Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of February 10, 2024, by and between [●] (the “Stockholder”) and Qoo10 Inc., a Delaware corporation (the “Buyer”). The parties to this Agreement are sometimes referred to herein collectively as the “parties,” and individually as a “party.”

WHEREAS, effective as of February 10, 2024, ContextLogic Inc., a Delaware corporation (the “Seller”), the Buyer and solely for the purpose of certain specified sections, Qoo10 Pte. Ltd., a Singapore private limited company and parent of the Buyer (the “Parent”), entered into an Asset Purchase Agreement (as amended or restated in accordance with the terms therein, the “Purchase Agreement”) (capitalized terms used herein without definition shall have the respective meanings specified in the Purchase Agreement);

WHEREAS, pursuant to the Purchase Agreement, the Seller will, among other things, sell the Purchased Assets to the Buyer in consideration for cash and the assumption of the Assumed Liabilities (the “Asset Sale”), all upon the terms of, and subject to the conditions set forth in, the Purchase Agreement;

WHEREAS, the approval of the Purchase Agreement and the Asset Sale by the affirmative vote of the holders, as of the record date for the Seller Stockholder Meeting, of at least a majority of the outstanding shares of Seller Common Stock is, among other conditions, a condition to the consummation of the Asset Sale;

WHEREAS, as of the date hereof, the Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of shares of the Seller Common Stock[, including Seller RSUs,]1 set forth next to the Stockholder’s name on Schedule I of this Agreement; and

WHEREAS, as a condition to the Buyer’s and the Parent’s willingness to enter into the Purchase Agreement, the Purchase Agreement contemplates the Stockholder entering into this Agreement with the Buyer.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

Article I
certain Definitions

Section 1.1. “Expiration Date” means the earlier to occur of (a) the Closing and (b) the date of the valid termination of the Purchase Agreement pursuant to and in compliance with Article IX thereof.

[1]	Note to Draft: To be included only in the form of Voting and Support Agreement for officers and directors.

Section 1.2. “Rights” means, with respect to any Person, (a) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, exchangeable securities, agreements or commitments of any character obligating such Person to issue, transfer or sell any equity interest of such Person or any of its Subsidiaries or any securities convertible into or exchangeable for such equity interests, or (b) contractual obligations of such Person to repurchase, redeem or otherwise acquire any equity interest in such Person or any of its Subsidiaries or any such securities or agreements listed in clause (a) of this definition.

Section 1.3. “Securities” means, collectively, shares of Seller Common Stock and any other interests in the Seller or Rights with respect thereto owned or acquired, beneficially or of record, by the Stockholder or its controlled Affiliates on or after the date hereof and prior to the Expiration Date, including any interests in the Seller or Rights with respect thereto acquired by means of purchase, dividend or distribution, or issued upon the exercise of any options or warrants or the conversion of any convertible securities or otherwise; provided, however, that any reference in this Agreement to the term “Securities” in the context of voting Securities at stockholder meeting, causing Securities to be voted at a stockholders meeting, causing Securities to be counted as present at a stockholders meeting for purposes of calculating a quorum, then the term “Securities” shall refer solely to Securities that are entitled to be voted at such stockholder meeting.

Article II
VOTING; GRANT AND APPOINTMENT OF PROXY

Section 2.1. Voting. From and after the date hereof until the Expiration Date, the Stockholder irrevocably and unconditionally hereby agrees that, at any meeting (whether annual or special, and each adjourned, recessed, rescheduled or postponed meeting) of the stockholders of the Seller, however called, or in connection with any action or approval by written consent of the stockholders of the Seller with respect to any of the following matters, the Stockholder (in such capacity and not in any other capacity) will (i) appear in person or in proxy at such meeting or otherwise cause all of the Securities to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all of the Securities:

(a) in favor of any proposal to approve the Purchase Agreement, including any amended and restated Purchase Agreement or amendment to the Purchase Agreement that does not decrease the Purchase Price or changes its form, and the Transactions, including the Asset Sale (each, an “Asset Sale Proposal”) (and, in the event that any such Asset Sale Proposal is presented as more than one proposal, in favor of each such proposal that is part of such Asset Sale Proposal), and in favor of any other matter presented or proposed as approval of the Transactions, including the Asset Sale, or any part or aspect thereof or any other Transactions or matters contemplated by the Purchase Agreement;

(b) in favor of any proposal to adjourn, postpone or otherwise delay such meeting of holders of Seller Common Stock to a later date if the Seller or the Buyer proposes or requests such postponement or adjournment in accordance with Section 6.2(c) of the Purchase Agreement;

(c) against any Competing Proposal or any action or proposal in favor thereof, without regard to the terms of such Competing Proposal;

(d) against any other transaction, proposal, agreement or action made in opposition to approval of the Purchase Agreement or that is in competition or inconsistent with the Asset Sale and the other Transactions or matters contemplated by the Purchase Agreement;

(e) against any other action, proposal, agreement or transaction, that is intended, that would or would be reasonably expected, or the effect of which would or would be reasonably expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Asset Sale or any of the other Transactions or the performance by the Stockholder of its obligations under this Agreement, including: (i) any extraordinary corporate transaction, such as a change of control transaction, merger or other business combination involving the Seller or any of its Subsidiaries that is prohibited by the Purchase Agreement, except if previously approved in writing by the Buyer; (ii) a sale, lease, transfer or other disposition of any material amount of assets of the Seller or any of its Subsidiaries (other than the Asset Sale or the other Transactions) or a reorganization, recapitalization, liquidation or winding-up of the Seller or any of its Subsidiaries that is prohibited by the Purchase Agreement, except if previously approved in writing by the Buyer; (iii) an election of new members to the Seller Board; (iv) any material change in the present capitalization of the Seller or any amendment or other change to the Organizational Documents of the Seller or its Subsidiaries that is prohibited by the Purchase Agreement, except if previously approved in writing by the Buyer; or (v) any other material change in the Seller’s organizational structure or business that is prohibited by the Purchase Agreement, except if previously approved in writing by the Buyer;

(f)   against any action, proposal, transaction or agreement that would or would be reasonably expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Seller contained in the Purchase Agreement, or of the Stockholder contained in this Agreement; and

(g) in favor of any other matter necessary to the consummation of the Transactions, including the Asset Sale (subparagraphs (a) through (f) and this subparagraph (g) being collectively referred to as the “Required Votes”).

Section 2.2. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) From and after the date hereof until the Expiration Date, the Stockholder hereby irrevocably and unconditionally grants to, and appoints, the Buyer and any designee of the Buyer (determined in the Buyer’s sole discretion) as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote or cause to be voted (including by proxy or written consent, if applicable) the Securities in accordance with the Required Votes.

(b) The Stockholder hereby represents that any proxies heretofore given in respect of the Securities, if any, are revocable, and hereby revokes such proxies.

(c) The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2.2 is given in connection with the execution of the Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy set forth in this Section 2.2 is coupled with an interest sufficient in law to support an irrevocable proxy and, until the occurrence of the Expiration Date, is intended to be irrevocable and binding upon any permitted transferees, distributees, successors or assigns. If during the term of this Agreement for any reason the proxy granted herein is not irrevocable, then the Stockholder agrees, until the Expiration Date, to vote the Securities (or cause the Securities to be voted) in accordance with subparagraphs (a) through (g) of Section 2.1 above, as instructed by the Buyer in writing. The parties agree that the foregoing is a voting agreement.

(d) The power of attorney granted by the Stockholder herein is a durable power of attorney and shall, to the extent applicable, survive the administration, receivership or any similar proceeding of the Stockholder.

(e) The irrevocable proxy and power of attorney granted by the Stockholder in this Section 2.2 shall not be terminated by any act of the Stockholder or by operation of Law and shall automatically expire upon the termination of this Agreement.

(f)   The Buyer hereby acknowledges and agrees that the proxy set forth in this Section 2.2 shall not be exercised to vote, consent or act on any matter except as specifically contemplated by Section 2.1 and the Buyer agrees not to exercise the proxy granted herein for any purpose other than the purposes described in Section 2.1.

Section 2.3. Restrictions on Transfers. The Stockholder hereby agrees that, from the date hereof until the Expiration Date, it shall not, directly or indirectly, except (i) with the Buyer’s prior written consent (to be granted or withheld in the Buyer’s sole discretion) or (ii) for transfers between the Stockholder and entities under its control and transfers between accounts holding the Securities or new accounts established and actually held and controlled by the Stockholder (so long as, for the avoidance of doubt, such transfers do not reduce the aggregate beneficial ownership of the Stockholder), (a) sell, transfer, assign, tender in any tender or exchange offer, offer, exchange, pledge, encumber, hypothecate, convey or otherwise dispose of (by merger, by testamentary disposition, by operation of Law or otherwise), or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the sale, transfer, assignment, gift, pledge, Lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of Law or otherwise), any Securities, (b) deposit any Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy, consent or power of attorney with respect thereto other than, and that is consistent with, this Agreement, or (c) agree (regardless of whether in writing) to take any of the actions referred to in the foregoing clause (a) or (b) (any action contemplated by clauses (a) through (c), a “Transfer”). Any attempted Transfer of any Securities in violation of this Section 2.3 shall be null and void. If any involuntary Transfer of any of the Securities shall occur (such as in the case of appointment of a receiver to the Stockholder’s assets as part of bankruptcy proceedings), the transferee (which term, as used herein, shall include the initial transferee and any and all subsequent transferees of the initial transferee) shall take and hold such Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement.

Section 2.4. Capacity. The Buyer acknowledges that nothing in this Agreement shall limit or affect the Stockholder (or any Affiliate of the Stockholder), if such Stockholder or Affiliate serves as an officer or director of the Seller or any of its Subsidiaries to the extent acting in his or her capacity as an officer or director of the Seller or any such Subsidiaries, including by voting, in his or her capacity as a director or officer of the Seller or any of its Subsidiaries, in accordance with the exercise of his or her fiduciary duties on any matter, including with respect to matters set forth in Section 6.10(e) of the Purchase Agreement, and no actions or omissions of the Stockholder or any such Affiliate acting in such capacity shall be deemed a breach of this Agreement by the Stockholder or any such Affiliate (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Seller). In this regard, the Stockholder shall not be deemed to make any agreement or understanding in this Agreement in such Stockholder’s capacity as a director or officer of the Seller or any of its Subsidiaries, including with respect to Section 6.10(e) of the Purchase Agreement.

Article III
NO SOLICITATION

Section 3.1. Restricted Activities. Immediately upon the date of this Agreement until the Expiration Date and except as otherwise specifically provided for in Section 3.3, the Stockholder shall not:

(a) initiate, solicit, propose or knowingly encourage or knowingly facilitate the submission of any inquiry or the making of any proposal or offer that constitutes, or would reasonably be likely to or result in, a Competing Proposal;

(b) engage in, continue or otherwise participate in any discussions or negotiations with any Person with respect to, relating to, or in furtherance of a Competing Proposal or any inquiry, proposal or offer that would reasonably be likely to lead to or result in a Competing Proposal;

(c) furnish any information regarding the Seller or its Subsidiaries, or access to the properties, assets or employees of the Seller or its Subsidiaries, to any Person in connection with or in response to any Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to or result in a Competing Proposal;

(d) approve, adopt or enter into any letter of intent or agreement in principle or other agreement providing for or relating to a Competing Proposal (other than a confidentiality agreement entered into in compliance with Section 6.10(e)(ii) of the Purchase Agreement);

(e) submit any Competing Proposal to a vote or consent of the stockholders of the Seller; or

(f) propose or recommend publicly or agree or otherwise resolve to do any of the foregoing (the activities specified in subparagraphs (a) through (e) and this subparagraph (f) being collectively referred to as the “Restricted Activities”).

Section 3.2. Notification. The Stockholder shall immediately cease, and cause to be terminated, any solicitations, encouragement, discussions or negotiations with any Person conducted heretofore by the Stockholder with respect to any inquiry, proposal or offer that constitutes, or would be reasonably likely to lead to or result in, a Competing Proposal. From and after the date hereof until the Expiration Date, if the Stockholder receives a Competing Proposal or any request for information relating to the Seller or any Subsidiary of the Seller or for access to the properties, books or records of the Seller in connection with or in response to a Competing Proposal, the Stockholder shall:

(a) promptly (and in no event later than 24 hours after receipt thereof) notify (which notice shall be provided orally and in writing and shall identify the Person making such Competing Proposal or request and set forth the material terms thereof) the Buyer and the Seller thereof;

(b) keep the Buyer and the Seller reasonably and promptly (and in no event later than 24 hours) informed of the status and material terms of (including with respect to changes to the status or material terms of) any such Competing Proposal or request; and

(c) as promptly as practicable (but in no event later than 24 hours after receipt) provide to the Buyer and the Seller unredacted copies of all material correspondence and written materials (regardless of whether electronic) sent or provided to the Seller or any of its Subsidiaries that describes any terms or conditions thereof, including any proposed transaction agreements (along with all schedules and exhibits thereto and any financing commitments related thereto), as well as written summaries of any material oral communications relating to the terms and conditions thereof.

The Stockholder agrees not to enter into any agreement with any Person subsequent to the date of this Agreement and prior to the Expiration Date that prohibits the Stockholder from providing any information to the Buyer and the Seller in accordance with this Section 3.2.

Section 3.3. Exception. Notwithstanding anything in this Agreement to the contrary, the Stockholder, directly or indirectly, through one or more of its Representatives, may engage in any actions with any Person if and to the same extent the Seller is permitted to engage, and is engaging in such activities with, such Person pursuant to Section 6.10(e) of the Purchase Agreement, in each case subject to the restrictions and limitations set forth in Section 6.10 of the Purchase Agreement and the Stockholder’s obligations in Section 3.2.

Article IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE STOCKHOLDER

Section 4.1. Representations and Warranties. The Stockholder represents and warrants as follows:

(a) (i) this Agreement has been duly executed and delivered by the Stockholder, (ii) the execution, delivery and performance of this Agreement by the Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder and (iii) no other actions or proceedings on the part of the Stockholder are necessary to authorize the Stockholder’s execution, delivery and performance of this Agreement or to consummate the transactions contemplated hereby;

(b) this Agreement, assuming the due authorization, execution and delivery of this Agreement by the Buyer, constitutes the valid and binding agreement of the Stockholder and is enforceable against the Stockholder in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws of general application relating to creditors’ rights generally or by general principles of equity;

(c) the execution and delivery of this Agreement by the Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof do not and will not, (i) conflict with or result in any violation of any Laws or agreements binding upon the Stockholder or the Securities nor (ii) result in the creation of any Liens (other than Permitted Liens), (iii) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under any provision of any material Contract binding upon the Stockholder, nor (iv) require any authorization, consent or approval of, or filing with, any Governmental Entity or other Person, except for filings with the SEC by the Stockholder, in the case of each of clauses (i) through (iv) as would restrict, prohibit, delay or impair the ability of the Stockholder to perform its obligations under this Agreement;

(d) the Stockholder is the beneficial or record owner of the Securities described in Schedule I as being owned by the Stockholder and, as of the date hereof, neither the Stockholder nor any of its controlled Affiliates owns (of record, beneficially or otherwise) any other interests in the Seller or Rights with respect thereto;

(e) the Stockholder owns the Securities described in Schedule I as being owned by the Stockholder free and clear of any proxy or voting restriction (other than any restrictions created by this Agreement[ or, in the case of Seller RSUs, the granting document or equity incentive plan relating thereto]2) and, with respect to any Securities entitled to vote at a stockholders meeting, has sole voting power with respect to the Securities, with no restrictions on the Stockholder’s rights of voting pertaining thereto, and no Person other than the Stockholder has any right to direct or approve the voting of any of the Securities;

[2]	Note to Draft: To be included only in the form of Voting and Support Agreement for officers and directors.

(f) except for any restrictions created by this Agreement[,][ or] the Purchase Agreement[ or, in the case of Seller RSUs, the granting document or equity incentive plan relating thereto]3, the Stockholder owns all of the Securities described in Schedule I as being owned by the Stockholder free and clear of any adverse claim or other Liens (other than Permitted Liens) and has sole power of disposition with respect to all of the Securities, with no restrictions on the Stockholder’s rights of disposition pertaining thereto, including any pledge, disposition, transfer or other agreement, arrangement or restriction with respect to transfer of the Securities, except for such transfer restrictions of general applicability as may be provided under the Securities Act or the “blue sky” laws of the various states of the United States, and no Person other than the Stockholder has any right to direct, approve or otherwise control the disposition of any of the Securities;

(g) there is no legal action pending against, or to the knowledge of the Stockholder, threatened against the Stockholder that would be reasonably likely to prevent, impair or materially delay the consummation of the Transactions or the ability of the Stockholder to perform its obligations under this Agreement; and

(h) except as set forth in Section 4.18 of the Purchase Agreement, no broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission payable by the Seller or any of its Subsidiaries in connection with the transactions contemplated by this Agreement based on arrangements made by the Stockholder.

Section 4.2. Certain Other Agreements. The Stockholder hereby:

(a) agrees (i) to promptly notify the Buyer and the Seller of the number of any new Securities acquired, beneficially or of record, by the Stockholder or its controlled Affiliates (including in the event of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction) on or after the date hereof and prior to the Expiration Date, it being understood, for the avoidance of doubt, that any such Securities shall be subject to the terms and conditions of this Agreement as though owned by the Stockholder on the date hereof, and (ii) with respect to any such controlled Affiliate of the Stockholder that acquires any such Securities, to cause such Affiliate to enter into a Voting and Support Agreement with the Buyer with respect to the Transactions in substantially the form of this Agreement;

(b) agrees to permit the publication and disclosure by the Buyer and the Seller of the Stockholder’s identity and ownership of the Securities and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement (including the disclosure of this Agreement) in any press release, the Proxy Statement and any other disclosure document required in connection with the Purchase Agreement and the Transactions, including the Asset Sale;

[3]	Note to Draft: To be included only in the form of Voting and Support Agreement for officers and directors.

(c) shall, and hereby does, authorize the Seller or its counsel to notify the Seller’s transfer agent that there is a stop transfer order with respect to all of the Securities (and that this Agreement places limits on the voting and transfer of such Securities); provided, however, that the Seller or its counsel may further notify the Seller’s transfer agent to lift and vacate the stop transfer order with respect to the Securities following the Expiration Date solely to the extent to effect the consummation of the Asset Sale in accordance with the Purchase Agreement;

(d) agrees to promptly notify the Buyer in writing of the receipt by the Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; and

(e) agrees not to, and to cause its Representatives not to, bring, commence, institute, maintain, prosecute or voluntarily aid any claim, appeal, or proceeding that (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder (or the Stockholder’s performance hereunder solely in its capacity as a stockholder of the Seller) breaches any fiduciary duty of the Seller Board (or any member thereof) or any duty that the Stockholder has (or may be alleged to have) to the Seller or to the other holders of the Seller Common Stock.

Article V
TERMINATION

This Agreement shall terminate and be of no further force or effect upon the Expiration Date; provided, however, that the covenants and agreements contained in Article IV shall survive the consummation of the Transactions and remain in full force and effect until all obligations with respect thereto shall have been fully performed or fully satisfied or shall have been terminated in accordance with their terms. Notwithstanding the preceding sentence, this Article V and Article VI shall survive any termination of this Agreement. Nothing in this Article V shall relieve or otherwise limit any party of liability for an intentional breach of this Agreement prior to termination thereof.

Article VI
MISCELLANEOUS

Section 6.1. Expenses. Each party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement, regardless of whether the Transactions are consummated.

Section 6.2. Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received, provided that each notice party shall use reasonable best efforts to confirm receipt of any such e-mail correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier providing proof of delivery, in each case as addressed as follows:

if to the Buyer, to:

Qoo10 Inc.
c/o Qoo10 Pte. Ltd.
150 Beach Road
Gateway West, #18-01
Attention:	Mark Lee
E-mail:	marklee@qoo10.com

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP
2601 Olive St., 17th Floor
Dallas, TX 75201
Attention:	Alain A. Dermarkar
Robert J. Cardone
E-mail:	alain.dermarkar@shearman.com
robert.cardone@shearman.com

if to the Seller, to:

ContextLogic Inc.
One Sansome Street 33rd Floor
San Francisco, CA 94104
Attention:	Joanna Forster
E-mail:	jforster@contextlogic.com

with copies (which shall not constitute notice) to:

Sidley Austin LLP
555 California St.
San Francisco, CA 94104
Attention:	Sharon R. Flanagan
Sally Wagner Partin
E-mail:	sflanagan@sidley.com
swagnerpartin@sidley.com

if to the Stockholder, to the address of the Stockholder set forth in Schedule I.

Section 6.3. Amendments; Extension; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by the Buyer and the Stockholder, and, in the case of an amendment of Section 4.2, this Section 6.3 or Section 6.7 that would be materially adverse to the Seller’s ability to consummate the Transactions (including the Asset Sale), the Seller and (b) in the case of a waiver, by the Seller (solely with respect to Stockholder’s obligations under Section 4.2 to the extent such waiver would be materially adverse to the Seller’s ability to consummate the Transactions (including the Asset Sale)) and/or by the party (or parties) against whom the waiver is to be effective. Subject to the prior written approval of the Seller to the extent relating to the Stockholder’s obligations under Section 4.2 where such contemplated extension or waiver would be materially adverse to the Seller’s ability to consummate the Transactions (including the Asset Sale), the Buyer may, to the extent legally allowed: (a) extend the time for the performance of any of the obligations or acts of the other parties hereunder, (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions of the other parties contained herein. Notwithstanding the foregoing, no failure or delay by the Seller or any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. No agreement on the part of the Seller or a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of the Seller or such party. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 6.4. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, however, that the Buyer may assign its rights and obligations under this Agreement without the consent of any other party to an Affiliate of the Buyer as of the date hereof, so long as the Buyer remains liable for such assignee’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any purported assignment in violation of this Section 6.4 shall be void.

Section 6.5. No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties or a presumption that the parties or any other persons executing agreements similar to the Agreement are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

Section 6.6. Entire Agreement. This Agreement (including all Schedules attached hereto) constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

Section 6.7. Third-Party Beneficiaries. Subject to Section 6.4, the provisions of this Agreement are binding upon, inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, however, that the Seller is an intended third-party beneficiary of the Stockholder’s obligations set forth in Section 4.2 and the Seller’s rights under Section 6.3 and this proviso to this Section 6.7.

Section 6.8. No Ownership Interests. Except as expressly set forth in this Agreement, including the irrevocable proxy granted herein, the voting agreement and the transfer and other restrictions set forth herein:

(a) nothing contained in this Agreement shall be deemed to vest in the Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Securities;

(b) all rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to the Stockholder; and

(c) nothing in this Agreement shall be interpreted as creating or forming a “group” with any other person, including the Buyer or any party executing an agreement similar to this Agreement, for the purposes of Rule 13d-5(b)(1) under the Exchange Act or for any other similar provision of applicable Law.

Section 6.9. Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

Section 6.10. Jurisdiction; Specific Performance; Waiver of Jury Trial.

(a) EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE IN CONNECTION WITH ANY DISPUTE THAT ARISES OUT OF OR RELATES TO THIS AGREEMENT OR THE TRANSACTIONS, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS OR IN THE PURCHASE AGREEMENT THAT IT IS NOT SUBJECT PERSONALLY TO JURISDICTION IN THE ABOVE NAMED COURTS OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THE ACTION, SUIT OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH PARTY IRREVOCABLY AGREES THAT SUCH PARTY WILL NOT BRING ANY SUCH ACTION IN ANY COURT OTHER THAN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR IF THE COURT OF CHANCERY DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE AND ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN Section 6.2 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(b) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in Section 6.10(a), without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific performance is an integral part of the Transactions and without that right, the parties would not have entered into this Agreement. Each of the parties agrees that it will not oppose the granting of any injunction, specific performance or other equitable relief on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 6.10(b) shall not be required to provide any bond or other security in connection with any such order or injunction.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (iii) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS Section 6.10(c).

Section 6.11. Interpretation. Unless expressly provided for elsewhere in this Agreement, this Agreement shall be interpreted in accordance with the following provisions:

(a) Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is hereby expressly waived.

(b) Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations, limited liability companies and partnerships, and vice versa.

(c) When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section, as applicable, of this Agreement unless otherwise indicated.

(d) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) All references to “$” or dollar amounts shall be to the lawful currency of the United States.

(f)   The words “the date hereof,” “the date of this Agreement” and words of similar import mean the day and year first set forth above in the preamble to this Agreement.

(g) Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(h) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “days” shall mean “calendar days” unless expressly stated otherwise.

(i) References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(j) Any reference in this Agreement to a date or time shall be deemed to be such date or time in San Francisco, California, unless otherwise specified.

(k) Any contract or instrument referred to herein shall mean such contract or instrument as from time to time amended, modified or supplemented, including by waiver or consent.

(l) All references to any federal, state, local or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

(m) Except as otherwise specifically provided in this Agreement, any statute, rule or regulation defined or referred to herein means such statute as from time to time amended, supplemented or modified, including by succession of comparable successor statutes, rules or regulations, as applicable.

(n) References to a Person are also to its permitted successors and assigns.

Section 6.12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Electronic signatures (including those received as a .pdf attachment to electronic mail) shall be treated as original signatures for all purposes of this Agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other party hereto.

Section 6.13. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 6.14. Reliance. The Stockholder understands and acknowledges that the Buyer is entering into the Purchase Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

[Signature Pages Follow; Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

QOO10 INC.

By:
Name:
Title:

[Signature Page Continues on Next Page]

[Signature Page to Voting and Support Agreement]

[Name of Stockholder]

[Signature Page to Voting and Support Agreement]

SCHEDULE I

Stockholder	Owned Shares of Common Stock	Seller RSUs	Address (including email)
[Name]	[●]	[●]	Address: [●] [●] Email: [●]

[Schedule I to Voting and Support Agreement]